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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): October 31, 2002


                        COMMISSION FILE NUMBER 000-27548


                          LIGHTPATH TECHNOLOGIES, INC.
             (Exact name of registrant as specified in its charter)


           DELAWARE                                              86-0708398
(State or  other jurisdiction of                              (I.R.S. Employer
 incorporation or organization)                              Identification No.)

  2603 CHALLENGER TECH COURT SUITE 100                              32826
           ORLANDO, FLORIDA                                       (Zip Code)
(Address of principal executive offices)


              Registrant's telephone number, including area code:
                                 (407) 382-4003


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                          LIGHTPATH TECHNOLOGIES, INC.
                                    FORM 8-K

ITEM 7. EXHIBITS.

        Exhibit     Description
        -------     -----------
          99.1      Press  release  dated  October 31,  2002,  announcing  first quarter fiscal 2003 financial results.

ITEM 9. REGULATION FD DISCLOSURE

The information in this report is being furnished pursuant to Regulation FD. In accordance with General Instruction B.2 of Form 8-K, the information in this report shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1934, as amended. The furnishing of the information set forth in this report is not intended to, and does not, constitute a determination or admission as to the materiality or completeness of such information.

On October 31, 2002, LightPath Technologies, Inc. a Delaware corporation (the "Company"), issued a press release announcing, among other things, first quarter fiscal 2003 financial results. A copy of the Company's press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed in its behalf by the undersigned, thereunto duly authorized.


                                        LIGHTPATH TECHNOLOGIES, INC.


October 31, 2002                        By: /s/ Donna Bogue
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                                            DONNA BOGUE
                                            CFO AND TREASURER